BERGSTROM
CAPITAL
CORPORATION

2002 SEMI-ANNUAL REPORT

Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

August 12, 2002

Dear Fellow Stockholders:

During the first half of 2002 the Company’s net assets decreased from $164,731,543 to $133,586,496 which is a decrease of $31,145,047. This decrease in net assets was composed of net investment income of $42,983, realized loss on investments of $258,653, and a decrease in unrealized appreciation of $30,929,377.

The per share net asset value decreased from $164.73 on December 31, 2001 to $133.59 on June 30, 2002, a decrease of 18.9%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 6.9% and the Standard & Poor’s 500 Stock Average, adjusted for dividends, decreased 13.2%. The per share net asset value on Friday, August 9, 2002 was $130.05.

During the first six months of 2002 the Company had total interest and dividend income of $728,810 as compared to $646,136 for the same period in 2001 for an increase of $82,674. During the first six months of 2002 operating expenses were $685,827 which is a $137,718 increase from $548,109 for the first six months of 2001. The resulting net investment income of $42,983 for the first six months of 2002 is a decrease of $55,044 from $98,027 for the first six months of 2001.

Please refer to Major Portfolio Changes during the second quarter of 2002 and Ten Largest Portfolio Holdings at June 30, 2002 in this report. The value of the Company’s investment in the securities of Amgen, Inc. amounted to 12.0% of the Company’s total investments at June 30, 2002. The investment of a substantial percentage of the Company’s assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

On March 15, 2002 Bergstrom Capital Corporation (the “Company”) reported that its Board of Directors had engaged a financial consultant, Lipper Consulting Services, Inc., to assist the Company in seeking a tax-free merger or other business combination with a larger registered investment company. Any such combination would require a two-thirds vote of the stockholders.

The Board of Directors decided to take this action in view of the relatively small size of the Company and the increasing expense and effort required to operate it. In addition, members of the Board, including the Chairman and the President of the Company, have indicated their desire to pursue other interests. If an appropriate combination cannot be achieved, the Board will consider other alternatives, including the liquidation of the Company.

In order to preserve the Company’s flexibility in structuring a possible transaction, the Board of Directors, on May 6, 2002, suspended the Company’s distribution policy, which was adopted by the Board of Directors on May 12, 1997. That policy provided for an annual distribution to the Company’s stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6% of the Company’s net asset value per share as calculated on the last business day in March of that year. As a result of the suspension of the distribution policy, no annual distribution was made in June 2002. Instead, the annual distribution may be made at a later date in 2002 or a special distribution, to comply with the minimum distribution requirements of the Internal Revenue Code, may be made in connection with a possible transaction. The date and amount of any distribution will be announced at a later date.

BERGSTROM CAPITAL CORPORATION

Further, in order to preserve the Company’s flexibility in structuring a possible transaction, the Board has instructed the Company’s investment adviser to refrain from making new equity investments. A consequence of this action is that the Company’s holdings of cash equivalents and other short-term investments are likely to increase. As of August 9, 2002, the value of the Company’s holdings in these investments amounted to 17.1% of the Company’s total investments.

The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company’s policy of retaining a portion of the net long-term capital gains in certain years has accomplished some of the same goals as would a dividend reinvestment program.

The Company’s shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday’s close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under “Closed-End Funds”. This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company’s transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

MAJOR PORTFOLIO CHANGES
($500,000 or more)
During the Quarter Ended June 30, 2002

	SHARES
SECURITY NAME	ADDITIONS		REDUCTIONS		HELD JUNE 30, 2002
American International Group, Inc.			8,500		57,500
Amgen, Inc.			20,000		380,000
America Online Time Warner, Inc.			47,000		0
Bank of New York, Inc.			41,000		0
BP PLC Sponsored ADR	18,800				35,000
Bristol-Myers Squibb Co.			26,500		0
Cisco Systems, Inc.			53,500		46,500
Coca-Cola Co.	10,600				44,500
Comcast Corp. Special Class A			28,500		0
Costco Wholesale Corp.	16,700				26,100
Federal National Mortgage Association			7,000		44,000
Franklin Resources, Inc.	13,700				13,700
General Dynamics Corp.	6,100				28,000
General Electric Co.			34,500		119,000
GlaxoSmithKline PLC Sponsored ADR			23,300		0
International Business Machines Corp.			6,500		17,200
Lilly Eli & Co.	4,500		9,000		45,500
Lowe’s Companies, Inc.	16,800				16,800
Marsh & McLennan Companies, Inc.	18,300	(1)	5,200	(1)	36,600
Maxim Integrated Products, Inc.	11,500				20,000
Merck & Co., Inc.			33,000		0
Merrill Lynch & Co., Inc.	15,100				15,100
Nokia Corp. Sponsored ADR			34,500		46,000
NVIDIA Corp.	20,000				20,000
Pfizer, Inc.			20,500		218,500
Safeway, Inc.			37,000		0
Schlumberger Ltd.			12,400		18,600
Tyco International Ltd. New			38,700		0
United Parcel Service Class B			9,000		40,000
Weatherford International Ltd.	15,100				15,100

(1)	Sold 5,200 shares and then received 18,300 shares as a stock split.

BERGSTROM CAPITAL CORPORATION

TEN LARGEST PORTFOLIO HOLDINGS
June 30, 2002

SECURITY NAME	MARKET VALUE	% OF INVESTMENTS
Amgen, Inc.	15,914,400	12.0%
Pfizer, Inc.	7,647,500	5.7%
Microsoft Corp.	6,454,600	4.9%
Dresdner RCM MidCap Fund, Inc.	4,815,126	3.6%
Wal-Mart Stores, Inc.	4,400,800	3.3%
American International Group, Inc.	3,923,225	3.0%
General Electric Co.	3,456,950	2.6%
PepsiCo, Inc.	3,374,000	2.5%
Federal National Mortgage Association	3,245,000	2.4%
General Dynamics Corp.	2,977,800	2.2%

BERGSTROM CAPITAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

Assets:
Investments, at value (see accompanying schedule)(Note 1):
Short-term investments (cost $18,071,650)	$18,071,650
Common stocks (cost $97,051,073)	115,053,121

Total Investments (cost $115,122,723)	133,124,771
Cash	5,000
Receivable for securities sold	620,914
Interest and dividends receivable	70,587
Other assets	12,052

Total assets	133,833,324

Liabilities:
Advisory fee payable (Note 5)	122,602
Other accrued expenses	124,226

Total liabilities	246,828

Net assets applicable to 1,000,000 outstanding shares of capital stock equivalent to $133.59 per share on June 30, 2002 (Note 3)	$133,586,496

STATEMENT OF CHANGES IN NET ASSETS
	SIX MONTHS ENDED JUNE 30, 2002 (Unaudited)	YEAR ENDED DECEMBER 31, 2001
Operations:
Net investment income	$42,983	$429,886
Realized gain (loss) on investments	(258,653)	6,359,724
Decrease in unrealized appreciation	(30,929,377)	(56,971,560)

Net decrease in net assets resulting from operations	(31,145,047)	(50,181,950)

Dividends to stockholders:
From net investment income	—	(569,296)
From net realized gain on investments	—	(6,359,724)
Tax return of capital	—	(4,320,980)

Total dividends to stockholders ($11.25 per share—2001)	—	(11,250,000)

Total decrease in net assets	(31,145,047)	(61,431,950)
Net assets, beginning of period	164,731,543	226,163,493

Net assets, end of period	$133,586,496	$164,731,543

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (Unaudited)

Investment Income:
Interest		$89,279
Dividends		639,531

Total income		728,810

Expenses:
Advisory fees (Note 5)		257,638
Legal fees		173,812
Directors’ fees and expenses (Note 6)		47,962
Other expenses		43,873
Officer’s salary and related expenses (Note 5)		42,777
Auditing fees		32,220
Accounting expenses		26,775
Transfer agent fees and expenses		19,764
State and other taxes		11,002
Stockholders’ meeting and reports		9,283
Custodian fees		7,948
Fee for shares listed on American Stock Exchange		7,500
Insurance		5,273

Total expenses		685,827

Net investment income ($.04 per share) (Note 2)		42,983

Realized and unrealized gain or loss on investments:
Realized loss on investments (excluding short-term investments):
Proceeds from sale of securities	$28,787,160
Cost of securities sold	29,045,813

Realized loss on investments sold (Notes 2 and 4)		(258,653)
Unrealized appreciation of investments:
Beginning of period	48,931,425
End of period	18,002,048

Decrease in unrealized appreciation		(30,929,377)

Net loss on investments ($31.18 per share) (Note 2)		(31,188,030)

Net decrease in net assets resulting from operations		$(31,145,047)

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

	SIX MONTHS ENDED JUNE 30, 2002 (Unaudited)		YEARS ENDED DECEMBER 31
			2001	2000	1999	1998	1997
Net asset value at beginning of period	$164.73		$226.16	$276.74	$200.33	$154.51	$136.15
Net investment income (1)	.04		.43	.15	.11	.16	.64
Net realized and unrealized gain (loss) on investments	(31.18)		(50.61)	(32.98)	89.80	55.99	24.79
Dividends from:
Net investment income (2)	—		(.57)	(.15)	(.11)	(.16)	(.63)
Net realized gain on investments	—		(6.36)	(17.60)	(13.39)	(10.59)	(7.87)
Tax return of capital			(4.32)

Total dividends	—		(11.25)	(17.75)	(13.50)	(10.75)	(8.50)

Increase due to repurchase of Bergstrom stock at less than net asset value	—		—	—	—	.42	1.43

Net asset value at end of period	$133.59		$164.73	$226.16	$276.74	$200.33	$154.51

Market value per share at end of period	$123.00		$149.75	$224.00	$236.00	$171.00	$142.50

Total investment returns:
Based on market value per share (3)	(17.9	%)*	(29.1%)	6.1%	55.0%	32.1%	37.0%
Based on net asset value per share (4)	(18.9	%)*	(22.2%)	(8.5%)	50.5%	38.5%	26.5%
Net assets at end of period (in millions)	$134		$165	$226	$277	$200	$159
Ratio of expenses to average net assets	.45	%*	.56%	.49%	.53%	.74%	.75%
Ratio of net investment income to average net assets	.03	%*	.23%	.06%	.05%	.09%	.43%
Portfolio turnover rate	17.43%		22.13%	34.69%	40.57%	44.31%	34.07%
Number of shares outstanding at end of period (in thousands)	1,000		1,000	1,000	1,000	1,000	1,028

(1)	Based on weighted average number of shares outstanding.
(2)	Based on number of shares outstanding on record date.
(3)
Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation’s stockholders.

(4)
Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation’s stockholders.

*	Not Annualized.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS
June 30, 2002 (Unaudited)

Shares or Principal Amount		Cost	Value
	Short-Term Investments (13.6%):
2,575,589	SSgA Money Market Fund	$2,575,589	$2,575,589
$5,000,000	Ford Motor Credit Co., 1.97% Note due 07/05/02	4,998,906	4,998,906
$5,500,000	General Motors Acceptance Corp., 1.95% Note due 07/05/02	5,498,808	5,498,808
$5,000,000	Federal Home Loan Mortg. Corp., 1.70% Note due 07/08/02	4,998,347	4,998,347

	Total—Short-Term Investments	18,071,650	18,071,650

	Common Stocks (86.4%):
	Aerospace and Defense (3.5%):
28,000	General Dynamics Corp.	2,336,820	2,977,800
25,300	United Technologies Corp.	1,617,677	1,717,870

		3,954,497	4,695,670

	Air Freight and Couriers (1.9%):
40,000	United Parcel Service Class B	2,245,263	2,470,000

	Banks (0.9%):
32,000	Citigroup, Inc.	550,256	1,240,000

	Beverages and Food (5.9%):
44,500	Coca-Cola Co.	882,260	2,492,000
47,500	Kraft Foods, Inc.	1,588,926	1,945,125
70,000	PepsiCo, Inc.	3,016,639	3,374,000

		5,487,825	7,811,125

	Biotechnology (12.0%):
380,000	Amgen, Inc. (A)	496,327	15,914,400

	Broadcasting (0.6%):
18,000	Viacom, Inc. Class B (A)	844,959	798,660

	Commercial Services and Supplies (1.3%):
27,900	Accenture Ltd. (A)	759,978	530,100
28,000	Automatic Data Processing, Inc.	1,503,756	1,219,400

		2,263,734	1,749,500

	Communication Systems (1.5%):
40,000	SBC Communications, Inc.	1,817,596	1,220,000
61,200	Vodafone Airtouch PLC Sponsored ADR	2,270,711	835,380

		4,088,307	2,055,380

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Computers and Information (1.8%):
43,500	Dell Computer Corp. (A)	$1,146,144	$1,137,090
17,200	International Business Machines Corp.	1,892,765	1,238,400

		3,038,909	2,375,490

	Diversified Technology (0.5%):
46,000	Nokia Corp. Sponsored ADR	463,483	666,080

	Drugs and Health Supplies (7.5%):
26,700	Johnson & Johnson	1,558,616	1,395,342
23,000	Medtronic, Inc.	1,041,695	985,550
218,500	Pfizer, Inc.	4,118,315	7,647,500

		6,718,626	10,028,392

	Electrical Components (2.6%):
119,000	General Electric Co.	2,385,919	3,456,950

	Electronics/New Technology (3.0%):
46,500	Cisco Systems, Inc. (A)	350,144	648,675
63,000	Intel Corp.	1,626,125	1,151,010
20,000	Maxim Integrated Products, Inc. (A)	1,055,630	766,600
20,000	NVIDIA Corp. (A)	711,752	343,600
20,000	Qualcomm, Inc. (A)	582,429	549,800
37,950	Taiwan Semiconductor Mfg. Co. Ltd. Sponsored ADR (A)	571,156	493,350

		4,897,236	3,953,035

	Financial Services, Diversified (3.3%):
44,000	Federal National Mortgage Association	3,391,991	3,245,000
13,700	Franklin Resources, Inc.	573,298	584,168
15,100	Merrill Lynch & Co., Inc.	701,237	611,550

		4,666,526	4,440,718

	Health Care Equipment and Supplies (1.3%):
28,500	Cardinal Health, Inc.	1,893,036	1,750,185

	Insurance (4.3%):
57,500	American International Group, Inc.	707,776	3,923,225
36,600	Marsh & McLennan Companies, Inc.	1,351,976	1,767,780

		2,059,752	5,691,005

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Medical Supplies (2.6%):
21,500	Abbott Laboratories	$1,082,172	$809,475
25,400	Baxter International, Inc.	1,450,366	1,129,030
30,500	Wyeth	1,785,861	1,561,600

		4,318,399	3,500,105

	Petroleum Services (4.4%):
35,000	BP PLC Sponsored ADR	1,809,498	1,767,150
29,200	Baker Hughes, Inc.	1,101,385	972,068
17,700	ChevronTexaco Corp.	1,577,747	1,566,450
18,600	Schlumberger Ltd.	977,927	864,900
15,100	Weatherford International Ltd. (A)	731,002	652,320

		6,197,559	5,822,888

	Pharmaceuticals (5.5%):
7,800	Genentech, Inc. (A)	623,795	261,300
45,500	Lilly Eli & Co.	1,249,266	2,566,200
79,000	Pharmacia Corp.	4,233,364	2,958,550
46,000	Schering-Plough Corp.	2,194,647	1,131,600
6,400	Teva Pharmaceutical Industries Ltd. Sponsored ADR	358,450	427,392

		8,659,522	7,345,042

	Regulated Investment Companies (4.3%):
40,784	Dresdner RCM Global Technology Fund (B)	2,162,124	843,418
2,395,585	Dresdner RCM MidCap Fund, Inc. (B)	8,073,122	4,815,126

		10,235,246	5,658,544

	Retail Trade (10.3%):
50,000	Colgate Palmolive Co.	1,994,902	2,502,500
26,100	Costco Wholesale Corp. (A)	1,044,676	1,007,982
36,000	Home Depot, Inc.	730,583	1,322,280
4,000	Kimberly Clark Corp.	253,893	248,000
16,800	Lowe’s Companies, Inc.	753,502	762,720
36,000	Sysco Corp.	886,478	979,920
80,000	Wal-Mart Stores, Inc.	3,416,305	4,400,800
64,700	Walgreen Co.	1,713,362	2,499,361

		10,793,701	13,723,563

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Software and Processing (7.4%):
10,000	Electronic Arts, Inc. (A)	$523,396	$660,500
29,000	Electronic Data Systems Corp.	1,892,998	1,077,350
118,000	Microsoft Corp. (A)	5,216,616	6,454,600
94,000	Oracle Corp. (A)	2,141,481	890,180
41,625	Veritas Software Co. (A)	1,017,500	823,759

		10,791,991	9,906,389

	Totals—Common Stocks	97,051,073	115,053,121

	Totals—Investments	$115,122,723	$133,124,771

(A)	Non-income producing securities.
(B)	Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation’s investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES

The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.
Security valuation—Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B.
Security transactions and related investment income—Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C.
Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D.
Short sales—The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2—FEDERAL INCOME TAXES

No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation,

BERGSTROM CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS
Unaudited)—Continued

taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. For the year 2001, the annual dividend paid on June 11, 2001 was in excess of the Corporation’s net investment income and net realized capital gains for the year 2001. This excess constituted, in part, a return of stockholders’ capital and, in part, a distribution of prior years earnings and profits.

For federal income tax purposes at June 30, 2002 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $33,873,907, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $15,871,859, the net unrealized appreciation is $18,002,048 and the aggregate cost of securities for federal income tax purposes is $115,122,723.

NOTE 3—CAPITAL STOCK

At June 30, 2002 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $115,541,464 (including $111,703,507 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $42,984 and unrealized appreciation of $18,002,048.

NOTE 4—SECURITIES

During the six months ended June 30, 2002, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $23,997,863 and $28,787,160, respectively.

NOTE 5—INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

The Corporation’s advisory contract with Dresdner RCM Global Investors LLC (“Dresdner RCM”) provides for an advisory fee determined by multiplying the market value of the Corporation’s cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next $20,000,000, .35% on the next $20,000,000, .30% on the next $40,000,000, and .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

Officer’s salary and related expenses in the amount of $42,777 have been paid by the Corporation during the six months ended June 30, 2002 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6—DIRECTORS FEES

Directors fees and expenses in the amount of $47,962 have been paid in 2002. None of the directors were affiliated with the investment adviser to the Corporation.

BERGSTROM CAPITAL CORPORATION

PRIVACY NOTICE

Bergstrom Capital Corporation (the “Company”) collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company’s stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company’s stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION

Per Share Record of Retained Long-Term Capital Gains and Federal Income Tax Paid Thereon  and the Resulting Addition to Basis For Shares Owned on December 31 of Each Year

Year	Realized Gain Retained	Federal Income Tax Paid	Addition to Cost Basis
1980	$1.12202	$0.31416	$0.80786
1981	2.54730	0.71325	1.83405
1982	3.17322	0.88850	2.28472
1983	0.90205	0.25258	0.64947
1984	4.33021	1.21246	3.11775
1985	0.00000	0.00000	0.00000
1986	8.92561	2.49917	6.42644
1987	4.54443	1.54511	2.99932
1988	0.00000	0.00000	0.00000
1989	10.39050	3.53277	6.85773
1990	0.00000	0.00000	0.00000
1991	6.63253	2.25506	4.37747
1992	4.07776	1.38644	2.69132
1993	4.86668	1.70334	3.16334
1994	5.10839	1.78794	3.32045
1995	6.57985	2.30295	4.27690
1996	9.14813	3.20185	5.94628
1997	26.42722	9.24953	17.17769
1998	8.10292	2.83602	5.26690
1999	32.14513	11.25080	20.89433
2000	26.56522	9.29783	17.26739
2001	0.00000	0.00000	0.00000

	$165.58917	$56.22976	$109.35941

Per Share Record of Return of Capital Dividends and the Resulting Reduction of Basis For Shares Owned on the Following Record Dates

Date	Return of Capital	Reduction of Cost Basis
17-May-01	$4.32098	($4.32098)

THE COST BASIS OF A SHARE OWNED CONTINUOUSLY SINCE THE DATES SHOWN
BELOW SHOULD BE INCREASED (OR DECREASED) BY THE NET AMOUNTS SHOWN:

December 31	1980	$105.03843	December 31	1992	$75.68362
December 31	1981	$104.23057	December 31	1993	$72.99230
December 31	1982	$102.39652	December 31	1994	$69.82896
December 31	1983	$100.11180	December 31	1995	$66.50851
December 31	1984	$99.46233	December 31	1996	$62.23161
December 31	1985	$96.34458	December 31	1997	$56.28533
December 31	1986	$96.34458	December 31	1998	$39.10764
December 31	1987	$89.91814	December 31	1999	$33.84074
December 31	1988	$86.91882	December 31	2000	$12.94641
December 31	1989	$86.91882	January 1	2001	($4.32098)
December 31	1990	$80.06109	May 18	2001	$0.00000
December 31	1991	$80.06109

BERGSTROM CAPITAL CORPORATION

INFORMATION ABOUT DIRECTORS AND OFFICERS

Name, Address and Age	Current Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Erik E. Bergstrom (1) 221 1st Ave W., Suite 320 Seattle, WA 98119 (63)	Chairman of the Board of Directors (but not an officer)	Term expires November 2003. Chairman since October 1976.
Private Investor; officer of Federal United Corporation (a personal holding company); President and director of Erik E. and Edith H. Bergstrom Foundation, Inc. (a private foundation which makes grants to charitable organizations), all for more than five years; and President and director of Bergstrom Advisers, Inc. from June 1976 to November 1998.
				One	None

William L. McQueen (1)(2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (71)	Director, President and Treasurer	Term as Director expires November 2002. Term as officer expires annually. Director and President since November 1980 and Treasurer since January 1988.	Certified public accountant and sole proprietor of William L. McQueen & Associates for more than five years.	One	None

Norman R. Nielsen 221 1st Ave W., Suite 320 Seattle, WA 98119 (60)	Director	Term expires November 2002. Director since October 1976.	Independent consultant since November 2001; Director of AtomicTangerine (a venture consulting affiliate of SRI International) and its predecessors from June 1973 to November 2001.	One	None

George Cole Scott 221 1st Ave W., Suite 320 Seattle, WA 98119 (64)	Director	Term expires November 2003. Director since October 1976.
Account Executive and Investment Advisor Representative for Anderson & Strudwick, Inc. (a securities broker-dealer) for more than five years; President and Portfolio Manager of Closed-End Fund Advisors, Inc. (an investment adviser) since October 1996.
				One	None

William H. Sperber 221 1st Ave W., Suite 320 Seattle, WA 98119 (68)	Director	Term expires November 2004. Director since November 1997.
Retired; Chairman, President, Chief Executive Officer and co-founder of The Trust Company of Washington from July 1992 to December 1999; Director and President of Manzanita Capital, Inc. (a holding company for a trust company and a securities broker-dealer and investment adviser) from January 1999 to December 1999.
				One	None

Suzanne M. Schiffler (2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (41)	Secretary	Term expires annually. Secretary since November 2000.	Certified public accountant for more than five years.

(1)
An “interested person” of the Company, as that term is defined in the 1940 Act. Mr. Bergstrom is an interested person by virtue of the magnitude of his stock ownership in the Company, and Mr. McQueen is an interested person by virtue of his status as President and Treasurer of the Company.

(2)	Suzanne M. Schiffler is the daughter of William L. McQueen.

BERGSTROM CAPITAL CORPORATION 221 First Avenue West, Suite 320 Seattle, Washington 98119-4224 (206) 283-0539